Note 10 - Retirement Plans - Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Service cost including administrative expenses	$ 6,405	$ 8,240	$ 9,508
Interest cost	11,388	9,254	7,721
Expected return on plan assets	(17,725)	(16,104)	(17,114)
Amortization of net loss	220	0	0
Amortization of prior service cost	66	91	91
Net periodic benefit cost	$ 354	$ 1,481	$ 206